Exhibit 99.2

May 2024 Lument Finance Trust Q1 2024 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2023, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of May 9th, 2024. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with an average of 20+ years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management LLC, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive financing source via match term, non - recourse, non mark - to - market, collateralized financing structures.

Q1 2024 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 3 3 months. Financial Results • Q1 2024 GAAP net income attributable to common stockholders of $0.11 per share of common stock. • Q1 2024 Distributable Earnings (1) of $0.15 per share of common stock. • On March 15, 2024, the Company declared a cash dividend for the quarter of $0.07 per share of common stock. • The Company also declared a cash dividend for the quarter of $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Q1 2024 Book Value Per Share of Common Stock of $3.50 (2) . Notable Activity • During the quarter, the Company experienced $97.4 million of loan payoffs. Portfolio Performance • As of March 31, 2024, the Company’s investment portfolio consisted of floating - rate CRE loans of which approximately 93.6% (3) were collateralized by multifamily assets. • As of March 31, 2024, the Company’s $1.3 billion loan portfolio had a weighted average remaining term of 11 months (4) , a weighted average interest rate of SOFR + 3.60%, and unamortized purchase discounts of $6.3 million. • The weighted average risk rating of the portfolio remained unchanged from the prior quarter at 3.5, with 76.9% of the portfolio rated “3” (Moderate Risk) or better. • No asset - specific reserves were recorded during the period. Capitalization • The floating - rate CRE loan portfolio is financed primarily through the Company’s two outstanding non - mark - to - market secured financings: • $762.5 million of investment grade notes issued through LMNT 2021 - FL1. • $317.7 million of investment grade notes issued through LMF 2023 - 1. • As of March 31, 2024, the Company held cash and cash equivalents of $64.6 million with a leverage ratio of 4.7x, a decrease of 0.3x from 5.0x in the prior quarter. • No corporate debt maturities until 2026.

Q1 2024 Balance Sheet Summary 5 Balance Sheet (thousands) March 31, 2024 (1) Commercial mortgage loans held - for - investment (net of allowance for credit losses) $1,285,479 Cash and cash equivalents 64,573 Restricted cash (2) 72 Accrued interest receivable 8,463 Investment related receivable 17,320 Other assets (3) 2,284 Total assets $1,378,192 Secured financings (4) $1,075,890 Credit facility (4) 47,282 Other liabilities 12,084 Total liabilities $1,135,257 Total equity $242,935 Total liabilities / total equity 4. 7x Book Value Per Share of Common Stock (5) $3.50 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMF 2023 - 1 is available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.7 million. (4) Outstanding principal amount of investment grade notes issued by LMNT 2021 - FL1 and LMF 2023 - 1 is $762.5 million and $317.7 million, respectively. The unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any una mor tized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q1 2024 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended March 31, 2024 Net interest income $12,993 Total other income (loss) (1,734) Operating expenses (4,268) Benefit (provision) from income taxes (11) Preferred dividends (1,185) Net income attributable to common stockholders $5,795 Weighted average shares outstanding during the period, basic and diluted 52,249,299 Net income attributable to common stockholders per share $0.11 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended March 31, 2024 Net Income attributable to common stockholders $5,795 Adjustments: Unrealized (gains) losses on mortgage servicing rights (5) Unrealized provision for credit losses 1,777 Provision for (benefit from) income taxes 11 Distributable Earnings (1) $7,578 Weighted average shares outstanding during the period, basic and diluted 52,249,299 Distributable Earnings per share of common stock $0.15 Dividend per share of common stock $0.07 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.04 $0.11 $0.10 $0.15 $0.06 $0.07 $0.07 $0.07 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Distributable Earnings Dividends $3.43 $3.46 $3.46 $3.50 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Distributable Earnings (1) & Dividends Per Share of Common Share Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Investment Portfolio 8 Geographic Concentration (2) Multifamily , $1,203.1 , 93.6% Seniors Housing & Healthcare , $75.1 , 5.8% Self Storage , $7.3 , 0.6% Property Type (2) $1,285.5 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On March 31, 2024, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.3 billion. 93.6% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not currently own any hospitality, retail, or office loan assets and has limited exposure to seniors housing and self - storage. TX , $390.1 , 30.3% FL , $210.1 , 16.3% GA , $140.5 , 10.9% NJ , $96.5 , 7.5% NC , $59.2 , 4.6% Other States , $389.1 , 30.3% $1,285.5

Q1 2024 Loan Activity 9 Multifamily , $97.4 , 100.0% Q1 Payoffs by Property Type (1) $97.4 • The Company experienced $97.4 million of loan payoffs during the quarter. Note: (1) $ In millions, based on carrying value. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” consists of the accrued deferred ori gi nation fees and purchase discount accretion. Portfolio Activity (2) $1,383.9 $(97.4) $(1.8) $0.8 $1,285.5 Q4 2023 Portfolio Payoffs / Sales Provision for Loan Losses Other Activity Q1 2024 Portfolio

Portfolio Credit 10 • As of March 31, 2024, 97.1 % of the Company’s portfolio was performing (1) , with 76.9% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) of 3.5 remained unchanged quarter over quarter. 98.8% 95.0% 96.7% 97.1% 5.1% 5.3% 5.3% 5.3% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/23 9/30/23 12/31/23 3/31/24 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) An asset is defined as performing if it is not in default, or not on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 3.4 3.4 3.5 3.5 2.90 3.00 3.10 3.20 3.30 3.40 3.50 3.60 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/2023 9/30/2023 12/31/2023 3/31/2024 1 2 3 4 5 Weighted Avg Risk Rating

Q1 2024 Capital Structure Overview

- The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders.
- Primary sources of financing include two secured financings (LMNT 2021-FL1 and LMF 2023-1), preferred stock, and a corporate term loan.

Capital Structure Composition(1)


Match Term Non-Recourse Financing
3.5%
4.4%
13.3%
$1,370.8
78.8%
Secured Financing
Common Equity
Preferred Equity
Term Loan

Capital Structure Detail

($ in millions)

Secured Financings(2)	Maturity Date	Rate	Advance Rate	Amount
LMNT 2021-FL1	July 2032	S + 1.57%	82.1%	$762.5
LMF 2023-1 Financing	June 2039	S + 3.14%	82.2%	$317.7
Credit Facilities				
Term Loan(3)	February 2026	7.25%		$47.8
Total Debt				**$1,128.0**
Equity				
Preferred Equity(4)	N/A	7.875%		$60.0
Book Value of Common Equity(5)	N/A			$182.8
Total Capitalization(1)				**$1,370.8**

LUMENT

Note: (1) In millions. LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.
(2) Secured financing shown at par value. LMNT 2021-FL1 GAAP carrying value of $761.3 million includes $1.3 million of unamortized debt issuance costs. LMF 2023-1 carrying value of $314.6 million includes $3.1 million of unamortized debt issuance costs.
(3) Term loan shown at par value. GAAP carrying value of $47.3 million includes $0.5 million of unamortized debt issuance costs.
(4) Preferred equity shown at $60 million liquidation preference.
(5) Noncontrolling interest was $99,500 as of 3/31/2024 and is excluded from common equity above.

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$0.01 - $0.01 - $0.02 - $0.03 - $0.04 +25 bps 0 bps -25 bps -50 bps -75 bps -100 bps Net Interest Income Sensitivity to Shifts in Term SOFR 12 Floating Rate Assets (3) $1,300 Floating Rate Liabilities (4) - $1,080 Net Exposure $220 Floating - Rate Exposure (2) Net Interest Income Per Share Sensitivity to Change in SOFR (5) Note: (1) The Company converted its LIBOR - based loans and CLO liabilities to term SOFR on July 6 th , 2023. (2) In millions. Net Exposure represents UPB of floating rate portfolio assets net of par value of secured floating rate debt o utstanding. (3) Figure reflects unpaid principal balance of floating - rate loan portfolio. (4) Comprised of outstanding securitization notes related to 2021 - FL1 and LMF 2023 - 1, both of which are indexed to one - month SO FR. Figure reflects par value of notes. (5) Annualized impact per common share. Assumes starting 30 - day term SOFR of 5.31%. • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR (1) .

Appendix

3/31/2024 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan 1	12/16/2021	1/3/2025	Multifamily	Daytona	FL	51,375,000	3.16%	0	37	71.70%
2	Loan 2	6/8/2021	7/5/2024	Multifamily	Chattanooga	TN	33,360,000	3.76%	0	37	79.76%
3	Loan 3	11/22/2019	4/5/2024	Multifamily	Virginia Beach	VA	33,227,466	4.11%	0	53	77.10%
4	Loan 4	3/22/2022	4/5/2025	Multifamily	Seneca	SC	31,876,244	3.35%	(547,294)	37	74.54%
5	Loan 5	6/28/2022	7/3/2025	Multifamily	Dallas	TX	31,602,808	3.90%	(449,810)	36	71.59%
6	Loan 6	12/29/2021	1/6/2025	Multifamily	Multi	NC	30,709,146	3.96%	0	36	59.90%
7	Loan 7	6/8/2021	7/5/2024	Multifamily	Miami	FL	30,576,666	3.31%	0	37	74.26%
8	Loan 8	5/20/2021	6/6/2024	Multifamily	Marietta	GA	30,220,508	3.21%	(8,361)	37	77.02%
9	Loan 9	8/25/2022	9/5/2025	Multifamily	Wilmington	NC	28,653,440	4.00%	0	36	71.45%
10	Loan 10	6/7/2021	7/5/2024	Multifamily	San Antonio	TX	27,569,521	3.51%	(2,165)	37	80.00%
11	Loan 11	11/2/2021	11/5/2024	Multifamily	Melbourne	FL	26,049,291	3.81%	(153,724)	36	72.09%
12	Loan 12	8/26/2021	8/5/2024	Multifamily	Clarkston	GA	25,440,413	3.61%	(728)	35	79.00%
13	Loan 13	11/15/2021	12/6/2024	Multifamily	El Paso	TX	24,330,000	3.21%	0	37	75.96%
14	Loan 14	10/18/2021	11/6/2024	Multifamily	Cherry Hill	NJ	23,348,000	3.11%	0	37	72.40%
15	Loan 15	8/26/2021	9/5/2024	Multifamily	Union City	GA	22,872,354	3.46%	(2,501)	36	70.40%
16	Loan 16	4/27/2022	5/5/2025	Multifamily	North Brunswick	NJ	22,182,443	3.40%	(119,952)	36	79.90%
17	Loan 17	3/22/2022	4/5/2025	Multifamily	York	PA	21,934,375	3.30%	(489,334)	37	79.17%
18	Loan 18	11/16/2021	12/5/2024	Multifamily	Dallas	TX	21,916,753	3.31%	(6,836)	37	73.54%
19	Loan 19	7/8/2022	8/5/2025	Multifamily	Arlington	TX	21,818,465	3.75%	(288,166)	37	67.10%
20	Loan 20	8/31/2021	9/6/2024	Multifamily	Houston	TX	21,644,684	3.41%	(1,454)	36	74.20%
21	Loan 21	11/29/2022	12/5/2025	Seniors Housing & Healthcare	Glendale	WI	20,360,000	4.00%	0	36	45.00%

Continued on the following page

LUMENT

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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3/31/2024 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
22	Loan 22	6/10/2022	7/5/2025	Multifamily	Various	GA	20,250,372	3.75%	(293,429)	37	75.79%
23	Loan 23	11/5/2021	11/5/2024	Multifamily	Orlando	FL	19,625,274	3.11%	(3,944)	36	78.05%
24	Loan 24	4/13/2022	5/5/2025	Multifamily	Decatur	GA	18,989,494	3.55%	(305,685)	37	75.70%
25	Loan 25	11/21/2022	12/5/2025	Seniors Housing & Healthcare	Houston	TX	18,920,000	4.00%	0	37	67.00%
26	Loan 26	11/23/2021	12/5/2024	Multifamily	Orange	NJ	18,834,024	3.31%	(4,062)	36	78.00%
27	Loan 27	2/2/2022	2/6/2025	Multifamily	Houston	TX	18,660,822	3.50%	(115,127)	36	77.50%
28	Loan 28	2/11/2022	3/5/2025	Multifamily	Tampa	FL	18,599,480	3.60%	0	37	77.99%
29	Loan 29	5/26/2022	6/6/2024	Multifamily	Brooklyn	NY	17,263,000	3.75%	0	24	64.30%
30	Loan 30	3/31/2022	4/5/2025	Multifamily	Tallahassee	FL	16,956,276	3.30%	(341,568)	36	74.80%
31	Loan 31	11/10/2022	12/5/2025	Seniors Housing & Healthcare	Austin	TX	16,690,000	4.00%	0	37	65.00%
32	Loan 32	12/1/2021	12/5/2024	Multifamily	Horn Lake	MS	15,449,323	3.41%	(11,673)	36	75.70%
33	Loan 33	2/1/2022	2/5/2025	Multifamily	San Antonio	TX	15,400,000	3.45%	0	36	79.79%
34	Loan 34	4/6/2022	4/4/2025	Multifamily	Vineland	NJ	15,347,180	3.75%	(231,868)	36	77.00%
35	Loan 35	4/6/2022	4/5/2025	Multifamily	Haltom City	TX	15,156,425	3.45%	(235,915)	36	74.10%
36	Loan 36	12/2/2021	12/6/2024	Multifamily	Colorado Springs	CO	15,010,343	3.11%	0	36	72.48%
37	Loan 37	2/22/2022	3/5/2025	Multifamily	Philadelphia	PA	15,000,000	3.80%	0	36	80.00%
38	Loan 38	6/15/2022	7/5/2025	Multifamily	Denton	TX	14,511,455	3.90%	(8,425)	37	73.00%
39	Loan 39	7/26/2022	8/5/2025	Multifamily	Atlanta	GA	14,351,599	3.65%	(253,084)	36	65.15%
40	Loan 40	4/27/2022	5/5/2025	Multifamily	Houston	TX	14,171,704	3.70%	(209,847)	36	79.60%
41	Loan 41	1/13/2022	2/5/2025	Multifamily	Indianapolis	IN	14,119,842	3.75%	(148,918)	37	80.00%
42	Loan 42	11/21/2022	12/5/2025	Seniors Housing & Healthcare	Southlake	TX	14,030,000	4.00%	0	37	48.00%
43	Loan 43	12/28/2021	1/3/2025	Multifamily	Houston	TX	14,000,000	3.25%	(199,045)	36	71.22%
44	Loan 44	5/13/2022	6/5/2025	Multifamily	Decatur	AL	13,885,769	3.50%	(111,969)	37	59.21%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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3/31/2024 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
45	Loan 45	4/12/2021	5/5/2024	Multifamily	Cedar Park	TX	13,666,721	3.86%	0	37	66.70%
46	Loan 46	6/10/2022	7/5/2025	Multifamily	Blakely	PA	13,625,505	3.90%	(93,166)	37	75.00%
47	Loan 47	10/6/2023	10/4/2024	Multifamily	Garfield	NJ	13,191,852	4.00%	0	12	65.50%
48	Loan 48	12/13/2021	1/5/2025	Multifamily	Evansville	IN	12,600,000	3.41%	0	37	74.30%
49	Loan 49	12/28/2021	1/3/2025	Multifamily	Houston	TX	12,322,717	3.25%	(90,937)	36	71.20%
50	Loan 50	1/25/2022	2/6/2025	Multifamily	Corpus Christi	TX	12,249,079	3.55%	(137,716)	36	78.76%
51	Loan 51	5/12/2022	6/5/2025	Multifamily	Ypsilanti	MI	11,926,591	3.50%	(179,969)	37	68.40%
52	Loan 52	12/10/2021	1/5/2025	Multifamily	Los Angeles	CA	11,662,582	3.61%	(261,761)	37	67.93%
53	Loan 53	3/4/2022	3/5/2025	Multifamily	Houston	TX	11,467,505	3.45%	(248,625)	36	78.30%
54	Loan 54	4/14/2022	5/5/2025	Multifamily	Irving	TX	11,287,602	3.50%	(182,312)	37	74.90%
55	Loan 55	10/28/2021	11/6/2024	Multifamily	Tampa	FL	11,202,535	3.06%	0	36	75.70%
56	Loan 56	4/23/2021	5/6/2024	Multifamily	Tualatin	OR	10,986,357	3.31%	(684)	36	73.90%
57	Loan 57	5/3/2022	5/5/2025	Multifamily	Port Richey	FL	10,818,945	3.55%	(215,083)	36	79.05%
58	Loan 58	9/30/2021	10/4/2024	Multifamily	Clearfield	UT	10,795,000	3.26%	0	36	67.98%
59	Loan 59	12/29/2021	1/3/2025	Multifamily	Phoenix	AZ	10,615,094	3.76%	(5,400)	36	75.90%
60	Loan 60	6/28/2022	7/4/2025	Multifamily	Colorado Springs	CO	10,531,845	3.90%	0	36	73.06%
61	Loan 61	12/2/2021	12/6/2024	Multifamily	Tomball	TX	9,975,000	3.51%	0	36	68.50%
62	Loan 62	11/23/2021	12/5/2024	Multifamily	Atlanta	GA	9,856,000	3.46%	0	36	79.50%
63	Loan 63	1/14/2022	2/5/2025	Multifamily	Houston	TX	9,609,250	3.60%	0	37	78.76%
64	Loan 64	7/14/2022	8/5/2025	Multifamily	Bradenton	FL	9,429,206	3.90%	(73,762)	37	74.40%
65	Loan 65	8/5/2022	8/5/2025	Multifamily	San Antonio	TX	9,127,649	4.35%	(41,043)	36	75.00%
66	Loan 66	10/29/2021	11/5/2024	Multifamily	Riverside	MO	8,717,380	3.51%	(5,008)	36	76.60%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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3/31/2024 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[(1)]
67	Loan 67	6/22/2022	7/3/2025	Multifamily	Des Moines	IA	8,175,500	4.00%	0	36	72.03%
68	Loan 68	5/26/2022	6/5/2025	Multifamily	Haltom City	TX	8,116,833	4.00%	(72,028)	36	74.38%
69	Loan 69	6/24/2022	7/6/2025	Multifamily	Moncks Corner	SC	7,934,160	4.15%	0	36	67.80%
70	Loan 70	6/3/2022	6/5/2025	Self Storage	Deer Park	NY	7,367,500	3.60%	(57,051)	36	72.50%
71	Loan 71	9/28/2021	10/4/2024	Multifamily	Chicago	IL	7,286,000	3.76%	0	36	75.90%
72	Loan 72	7/1/2021	7/5/2024	Multifamily	Harker Heights	TX	7,169,838	3.71%	0	36	72.30%
73	Loan 73	10/7/2022	11/5/2024	Multifamily	Fairborn	OH	7,000,000	4.10%	0	25	79.10%
74	Loan 74	10/24/2022	11/6/2024	Seniors Housing & Healthcare	Various	FL	6,100,000	4.50%	0	24	71.00%
75	Loan 75	4/8/2022	5/5/2025	Multifamily	St. Petersburg	FL	6,096,412	4.00%	(78,539)	37	75.50%
76	Loan 76	5/21/2021	6/6/2024	Multifamily	Youngtown	AZ	5,994,000	3.76%	0	37	71.40%
77	Loan 77	7/14/2021	8/6/2024	Multifamily	Birmingham	AL	5,913,912	3.81%	(368)	37	71.69%
78	Loan 78	11/19/2021	12/5/2024	Multifamily	Huntsville	AL	5,519,604	3.86%	(1,290)	37	78.75%
79	Loan 79	4/30/2021	5/5/2024	Multifamily	Daytona Beach	FL	5,285,500	3.76%	0	36	77.40%
80	Loan 80	12/13/2021	1/5/2025	Multifamily	Evansville	IN	5,250,000	3.41%	0	37	73.90%
81	Loan 81	10/6/2023	10/4/2024	Multifamily	Garfield	NJ	4,808,148	4.00%	0	12	65.50%
	Total / Average						**1,299,971,777**	**3.60%**	**(6,289,627)**	**36**	**73.02%**

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Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

17

Consolidated Balance Sheets 18

Consolidated Statement of Income 19

Detailed Walk of Allowance for Loan Losses 20

Reconciliation of Net Income to Distributable Earnings 21 For the Three Months Ended GAAP to Distributable Earnings Reconciliation March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $5,795,183 $3,828,893 $5,174,685 $1,389,185 Adjustments for non - Distributable earnings Unrealized losses (gains) on mortgage servicing rights (4,627) 56,334 (1,573) (206) Unrealized provision for credit losses 1,776,873 1,357,254 791,563 555,083 Subtotal 1,772,246 1,413,588 789,990 554,877 Other Adjustments Recognized compensation expense related to restricted common stock - - - 2,836 Adjustment for income taxes 10,892 (4,057) 19,803 223 Subtotal 10,892 (4,057) 19,803 3,059 Distributable Earnings $7,578,321 $5,238,424 $5,984,478 $1,947,121 Weighted average shares outstanding, b asic and diluted 52,249,299 52,231,722 52,231,152 52,231,152 Distributable Earnings per share of common stock , b asic and diluted $0.15 $0.10 $0.11 $0.04

Detailed Walk of Capitalization as of 3/31/2024 22 (in 000's) 3/31/2024 Total GAAP liabilities and stockholders' equity $1,378,092 Adjustments for Capitalization ( - ) Accrued interest payable (3,851) ( - ) Dividends payable (4,659) ( - ) Fees and expenses payable to Manager (3,073) ( - ) Other accounts payable and accrued expenses (502) ( + ) Other capitalized financing & issuance costs 4,823 LFT Capitalization $1,370,832

Book Value Per Share of Common Stock as of 3/31/2024 23 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $242,935 ( - ) Preferred equity (1) (60,000) ( - ) Non - controlling interest (100) Common equity $182,836 Shares outstanding 52,257,315 Book Value Per Share of Common Stock $3.50 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions

"Book Value Per Share of Common Stock" is calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted.

"Distributable Earnings" is a non-GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one-time charges such as acquisition costs and one-time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

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May 2024